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                                                                Exhibit No. 10.4

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION




CURT KARGES                                           P.O. BOX 2558
SENIOR VICE PRESIDENT                                 HOUSTON, TX  77252-8078
                                                      (713) 216-5929
                                                      FAX (713) 216-6004

                                 April 12, 1996

Team, Inc.
1019 South Hood
Alvin, TX   77002

Re: Notification and Waiver under Credit Agreement, dated April 7, 1994, as Amended and Restated August 24, 1995, (the "Agreement") by and between Team, Inc. (the "Borrower") and Texas Commerce Bank National Association (the "Bank")

Gentlemen:

As you know, the Borrower and the Bank entered into a Credit Agreement dated April 7, 1994, as Amended and Restated on August 24, 1995, that contains certain covenants and events of default. You are receiving this notice as the Borrower under the Credit Agreement.

Pursuant to the Credit Agreement, the Borrower covenants in Section 9.14, Tangible Net Worth, paragraph (i) to "not permit the tangible net worth of the Borrower and its Subsidiaries to be less than $13,500,000...". This letter is to advise you that your Tangible Net Worth of $12,100,000 for the quarter ended February 29, 1996, is in violation of the aforementioned Financial Covenant in the Credit Agreement for the quarter ended February 29, 1996. The Bank hereby waives the defaults through the said period and that notwithstanding said failure, no default or Event of Default shall be deemed to have occurred under the Credit Agreement as of February 29, 1996, solely because of such failure.

Please understand that this letter does not waive any other requirements not specifically mentioned in this letter. Except as specifically set forth herein, all terms and conditions of the Credit Agreement remain in full force and effect. This letter constitutes the only evidence of our waiver of the above mentioned violation of the Financial Covenants of the Credit Agreement through March 1, 1996.

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TEAM, INC.
WAIVER LETTER                                                     APRIL 12, 1996

THIS LETTER, THE AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This waiver will be effective when you execute and return to us the duplicate original of this letter.

                                       Sincerely,

                                       TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                       BY:    /s/ C.D. Karges
                                              ---------------------------------
                                       NAME:  C.D. Karges
                                       TITLE: Senior Vice President

AGREED AND ACCEPTED THIS 12TH DAY OF APRIL,  1996

BORROWER:               TEAM, INC.

BY:         /s/ Margie E. Rogers
            ----------------------
NAME:       Margie E.  Rogers
TITLE:      Treasurer

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